                                                                    EXHIBIT (21)
                         SUBSIDIARIES OF THE REGISTRANT

                                                                                                  PERCENT OF STOCK
                                                                                                 OWNED BENEFICIALLY
                                                                      STATE OR COUNTRY UNDER        BY COMPANY OR
NAME OF SUBSIDIARY                                                   LAWS OF WHICH ORGANIZED         SUBSIDIARY
-------------------------------------------------------------------------------------------------------------------

  Consolidated subsidiaries of:
   Registrant --
     Docs Acquisition Corporation                                   Nevada                                100%
     First American Loan Servicing Corporation                      Texas                                 100%
     First American Management Company                              Washington                            100%
     First American Property Data Services, Inc.                    California                            100%
     First American Real Estate Information Services, Inc.          California                            100%
     First American Title Insurance Company                         California                            100%
     First American Trust Company                                   California                            100%
     First American Capital Management, Inc.                        Delaware                              100%
     Property Financial Services of New England, Inc.               Delaware                              100%
     SMS Settlement Services, Inc.                                  California                            100%
     Strategic Mortgage Services, Inc.                              Ohio                                  100%

Consolidated subsidiaries of First American Title Insurance
 Company--
     Alachua County Abstract Company                                Florida                               100%
     Albany County Title, Inc.                                      Wyoming                               100%
     Attorneys Abstract, Inc.                                       New York                              100%
     Attorneys Title Corporation                                    District of Columbia                  100%
     Bienville Properties, Inc.                                     Louisiana                             100%
     Burton Abstract & Title Company                                Michigan                              100%
     Consolidated Title and Abstract Co.                            Minnesota                             100%
     Eaton County Abstract & Title Company                          Michigan                              100%
     Eureka Title Company                                           California                            100%
     First American Abstract Company                                Mississippi                           100%
     First American Abstract Company of Louisiana                   Louisiana                             100%
     First American Abstract Company of South Carolina, Inc.        South Carolina                        100%
     First American Affiliates, Inc.                                Florida                               100%
     First American Equity Loan Services, Inc.                      Ohio                                  100%
     First American Exchange Corporation of the Southeast           Louisiana                             100%
     First American Holdings CBA, Inc.                              Minnesota                             100%
     First American Title Agency, Inc.                              Virginia                              100%
     First American Title Company                                   California                            100%
     First American Title Company of Alaska                         Alaska                                100%
     First American Title Company of Bellingham                     Washington                            100%
     First American Title Company of Clark County                   Washington                            100%
     First American Title Company of Colorado                       Colorado                              100%
     First American Title Company of Dallas                         Texas                                 100%
     First American Title Company of Florida, Inc.                  Florida                               100%
     First American Title Company of Idaho, Inc.                    Idaho                                 100%
     First American Title Company of Modesto                        California                            100%
     First American Title Company of Nevada                         Nevada                                100%
     First American Title Company of New Mexico                     New Mexico                            100%
     First American Title Company of St. Lucie County, Inc.         Florida                               100%
     First American Title Company of Thurston County                Washington                            100%
     First American Title Ins. Company of Australia Pty. Ltd.       Australia                             100%
     First American Title Ins. Company of North Carolina            North Carolina                        100%
     First American Title Insurance Agency of Coconino, Inc.        Arizona                               100%
     First American Title Insurance Agency of Gila, Inc.            Arizona                               100%
     First American Title Insurance Agency of Yuma, Inc.            Arizona                               100%

                                                                    EXHIBIT (21)
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                                                                                 PERCENT OF STOCK
                                                                                                OWNED BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER        BY COMPANY OR
NAME OF SUBSIDIARY                                                  LAWS OF WHICH ORGANIZED         SUBSIDIARY
------------------------------------------------------------------------------------------------------------------

     First American Title Insurance Company Ltd. (UK)              England                                100%
     First American Title Insurance Company of New York            New York                               100%
     First American Title Insurance Company of Texas               Texas                                  100%
     First Australian Title Company Pty. Ltd.                      Australia                              100%
     First Canadian Title Company Limited                          Canada                                 100%
     First Exchange Corporation                                    California                             100%
     First Exchange of Arizona, Inc.                               Arizona                                100%
     Fremont County Title Company                                  Wyoming                                100%
     Grand Valley Title Company                                    Michigan                               100%
     Guardian Title Company of Maryland                            Maryland                               100%
     Illini Title Services, Inc.                                   Illinois                               100%
     Land Title Associates, Inc.                                   Oklahoma                               100%
     Land Title Company of St. Louis, Inc.                         Missouri                               100%
     Latin Title, Inc.                                             Florida                                100%
     Massachusetts Abstract Company, Inc.                          Massachusetts                          100%
     Memphis Title Company                                         Tennessee                              100%
     Midland Title Security, Inc.                                  Ohio                                   100%
     Miller Abstract Company, Inc.                                 Missouri                               100%
     Mineral Point Title Company, Ltd.                             Wisconsin                              100%
     National Lenders Title Guaranty Co. Inc.                      Illinois                               100%
     New York Abstract Company, Inc.                               New York                               100%
     Northern Michigan Title Company of Emmet County               Michigan                               100%
     Ohio Title Corporation                                        Ohio                                   100%
     Orange County Title Company                                   California                             100%
     Pekin Abstract & Title Company                                Illinois                               100%
     Pioneer of Philadelphia, Ltd., Inc.                           Pennsylvania                           100%
     Port Lawrence National Agency, Inc.                           Ohio                                   100%
     Republic Title of Texas, Inc.                                 Texas                                  100%
     San Mateo County Title Company                                California                             100%
     Service Standard Title & Trust, Ltd.                          Virgin Islands                         100%
     Settlers Abstract Company, L.P.                               Pennsylvania                           100%
     Settlers Title Agency, Inc.                                   New Jersey                             100%
     Standard Title Insurance Company, Inc.                        Oklahoma                               100%
     Sterling Title Company of Sandoval County                     New Mexico                             100%
     The Inland Empire Service Corporation                         California                             100%
     The Port Lawrence Agency, Inc.                                Ohio                                   100%
     The Port Lawrence Title and Trust Company                     Ohio                                   100%
     Ticore, Inc.                                                  Oregon                                 100%
     Universal Title Company                                       Minnesota                              100%
     Utah  First Exchange                                          Utah                                   100%
     Washakie Abstract Company                                     Wyoming                                100%
     Woodford County Abstract & Title Company, Inc.                Illinois                               100%
     First American Auto Title Transfer, L.L.C.                    Louisiana                               99%
     First American Title & Trust Company                          Oklahoma                                99%
     Land Title Insurance Company of St. Louis                     Missouri                                99%
     Peoples Abstract Company                                      Iowa                                    99%
     First American Title Insurance Agency of Pinal                Arizona                                 98%
     First American Title Guaranty Agency of Cheyenne              Wyoming                                 93%
     First American Abstract & Title Services, Inc.                South Carolina                          85%
     First American Title Insurance Agency of Mohave, Inc.         Arizona                                 88%
     First American Title Insurance Agency, Inc. (Navajo)          Arizona                                 85%

                                                                    EXHIBIT (21)
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                                                                                 PERCENT OF STOCK
                                                                                                OWNED BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER        BY COMPANY OR
NAME OF SUBSIDIARY                                                  LAWS OF WHICH ORGANIZED         SUBSIDIARY
------------------------------------------------------------------------------------------------------------------

     First American Title Insurance Agency of Yavapai, Inc.        Arizona                               84%
     Converse Land Title Company (a partnership)                   Wyoming                               80%
     First American Long & Melone Title Company, Ltd.              Hawaii                                80%
     First American Title Company of Spokane                       Washington                            80%
     First American Title Guaranty Holding Company                 California                            80%
     First American Title Guaranty of Hot Springs                  Wyoming                               80%
     Territorial Abstract and Title Company, Inc.                  New Mexico                            80%
     First American Home Buyers Protection Corporation             California                            79%
     First American Title Guaranty of Carbon County                Wyoming                               79%
     First American Title Guaranty of Sublette County              Wyoming                               79%
     First American Title Guaranty Agency of Crook County          Wyoming                               78%
     Teton Land Title Company                                      Wyoming                               76%
     Muni-Law, Inc.                                                Massachusetts                         75%
     First American Title Company of Magic Valley, Inc.            Idaho                                 70%
     Goshen County Abstract & Title                                Wyoming                               69%
     Big Horn Land Title Company                                   Wyoming                               62%
     Mid Valley Title and Escrow Company                           California                            59%
     Campbell County Abstract Company                              Wyoming                               58%
     Wyoming Land Title Company                                    Wyoming                               56%
     First American Title Company of Mendocino County              California                            54%
     Grand Valley Title Company                                    Wyoming                               52%
     Shoshone Title Insurance and Abstract Company                 Wyoming                               52%
     Johnson County Title Company, Inc.                            Wyoming                               51%
     Evans Title Companies, Inc.                                   Wisconsin                             50%
     First American Homebuyers Protection Corp.                    Delaware                              50%
     North American Title Insurance Company                        California                            50%

Consolidated subsidiaries of First American Real Estate
 Information Services, Inc. --
     Excelis, Inc.                                                 Florida                              100%
     First American Appraisal Consulting Services, Inc.            California                           100%
     First American Appraisal Services, Inc.                       Florida                              100%
     First American CREDCO, Inc.                                   Washington                           100%
     First American Credit Services, Inc.                          New York                             100%
     First American Equity Loan Services, Inc.                     Ohio                                 100%
     First American Field Services, Inc.                           New Jersey                           100%
     First American Flood Data Services, Inc.                      Texas                                100%
     First American Property Services, Inc.                        New York                             100%
     First American Real Estate Tax Service, Inc.                  Florida                              100%
     Masada, Inc., dba:  The Robertson Company                     California                           100%
     Pasco Enterprises, Inc.                                       Texas                                100%
     Prime Credit Reports, Inc.                                    California                           100%
     Realty Tax & Service Company                                  California                           100%
     First American Nationwide Docoments, L.P.                     Texas                                 59%

Consolidated subsidiary of First American Equity Loan Services,
 Inc.
     Docu-Search, Inc.                                             Kentucky                             100%
     First American Equity Loan Services, Inc.                     Delaware                             100%

                                                                    EXHIBIT (21)
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                                                                                 PERCENT OF STOCK
                                                                                                OWNED BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER        BY COMPANY OR
NAME OF SUBSIDIARY                                                  LAWS OF WHICH ORGANIZED         SUBSIDIARY
------------------------------------------------------------------------------------------------------------------

Consolidated subsidiary of Mid Valley Title & Escrow Company -
 Mt. Shasta Title & Escrow Company                                 California                            65%

Consolidated subsidiaries of Ticore, Inc. --
     Eagle Exchange Corporation                                    Oregon                               100%
     Escrow Automated Systems, Inc.                                Oregon                               100%
     Title Insurance Company of Oregon                             Oregon                               100%

Consolidated subsidiaries of Title Insurance Company of Oregon
 --
     Deschutes County Title Company                                Oregon                               100%
     Willamette Valley Title Company                               Oregon                               100%

Consolidated subsidiary of Massachusetts Abstract Comp., Inc. --
     Massachusetts Title Insurance Company                         Massachusetts                         65%

Consolidated subsidiary of First American Abstract Company of
 Louisiana
     Abstracts by Godail                                           Louisiana                            100%

Consolidated subsidiaries of First American Title Guaranty
 Holding Company --
     First Escrow Accounting Services Company                      California                           100%
     First Guaranty Bancorp                                        California                           100%
     First Guaranty Exchange Company                               California                           100%
     Superior Trustee's Services Company, Inc.                     California                           100%
     First American Title Guaranty Company                         California                            99%
     Harrison-Webster Investment Group (a partnership)             California                            75%
     Stanley Building Associates (a partnership)                   California                            75%

Consolidated subsidiary of First American Title Insurance
 Company of North Carolina
     Fidelity Title and Guaranty Co.                               Florida                             100%

Consolidated subsidiaries of First Guaranty Bancorp --
     F.S.T. Financial Services                                     California                          100%
     First Security Thrift Company                                 California                          100%

Consolidated subsidiary of Land Title Associates, Inc. --
     First American Title & Abstract Co.                           Oklahoma                            100%

Consolidated subsidiaries of Midland Title Security, Inc. --
     Colonial Title Company                                        Ohio                                100%
     Commerce Title Agency, Inc.                                   Ohio                                100%
     Lawyers Mortgage and Title Company, Inc.                      Ohio                                100%
     Midland Exchange Services, Inc.                               Ohio                                100%
     National Survey Services, Inc.                                Delaware                            100%
     R.E. Services, Inc.                                           Ohio                                100%
     MCM Title Services, Inc.                                      Ohio                                 67%
     Environmental Title Services, Inc.                            Ohio                                 50%

                                                                    EXHIBIT (21)
                   SUBSIDIARIES OF THE REGISTRANT (Continued)

                                                                                                 PERCENT OF STOCK
                                                                                                OWNED BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER        BY COMPANY OR
NAME OF SUBSIDIARY                                                  LAWS OF WHICH ORGANIZED         SUBSIDIARY
------------------------------------------------------------------------------------------------------------------

Consolidated subsidiary of First American Home Buyers
 Protection Company --
     First American Home Buyers Protection Corp.                   Delaware                              50%

Consolidated subsidiary of Land Title Insurance Company of St.
 Louis --
     Property Data, Inc.                                           Missouri                             100%
     The Trust Company of St. Louis County                         Missouri                              99%

Consolidated subsidiaries of First American Title Insurance
 Company of Texas --
     Corpus Christi Title Company                                  Texas                                100%
     Fort Bend Title Company                                       Texas                                100%
     The Donegan Abstract Company                                  Texas                                100%

Consolidated subsidiaries of First American Title Insurance
 Company of New York --
     First American Exchange Corporation                           New York                             100%
     Mortgage Guarantee & Title Company                            Rhode Island                         100%
     Preferred Land Title Services, Inc.                           New York                             100%

Consolidated subsidiaries of Republic Title of Texas, Inc. --
     American Escrow Company                                       Texas                                100%
     Texas Escrow Company                                          Texas                                100%
     Title Software Corporation                                    Texas                                100%

Consolidated subsidiary of First American Title & Trust Comp. --
     Southwest Title Land Company                                  Oklahoma                             100%

Consolidated subsidiaries of Territorial Abstract and Title
 Company, Inc.
     Territorial Escrow Services                                   New Mexico                           100%
     Title de Santa Fe                                             New Mexico                           100%

Consolidated subsidiary of Universal Title Company
     Universal Partnerships, Inc.                                  Minnesota                            100%

Consolidated subsidiary of First American Long and Melone Title
 Company, Ltd.
     First American Long & Melone Exchange, Ltd.                   Hawaii                               100%

Consolidated subsidiary of Docs Acquisition Corp.
     First American Nationwide Documents, L.P.                     Texas                                 59%